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                                                                   Exhibit 10(k)

                                 August 30, 1993



Jack L. Brozman                         Jack L. Brozman
President                               President
CenCor, Inc.                            ConCorde Career Colleges, Inc.
1100 Main St., Suite 1050               1100 Main St., Suite 1050
Kansas City, MO  64105                  Kansas City, MO  64105

Dennis C. Berglund
President
Century Acceptance Corporation
1100 Main St., Suite 2350
Kansas City, MO  64105

     Re:  Transition Services Agreement

Gentlemen:

     Pursuant to Paragraph 1(a) of the above referenced Agreement, please be advised that La Petite Academy, Inc. intends to vacate the Shared Office on or about October 1, 1993 at which time the Transition Services Agreement shall terminate. Payroll services will continue until September 30, 1993 at such time we will provide a final tape for any reconciliation purposes.

                                        Very truly yours,

                                        LA PETITE ACADEMY, INC.


                                        /s/ James R. Kahl
                                        ------------------------------------
                                        James R. Kahl
                                        Chief Executive Officer


ACKNOWLEDGED AND AGREED TO

CENCOR, INC.


By: /s/ Jack L. Brozman            Date: 8/31/93
    -----------------------              --------------------
    Jack L. Brozman
    President


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CONCORDE CAREER COLLEGES, INC.


By: /s/ Jack L. Brozman             Date: 8/31/93
    ------------------------              --------------------
    Jack L. Brozman
    President


CENTURY ACCEPTANCE CORPORATION


By: /s/ Dennis C. Berglund          Date: 8/31/93
    --------------------------            --------------------
    Dennis C. Berglund
    President